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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): November 18, 2004

                             LEHMAN ABS CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     333-116432                13-3447441
          --------                     ----------                ----------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)

                  3 World Financial Center, New York, NY 10285
                  --------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

        Registrant's telephone number, including area code (212) 526-7000
                                                           --------------

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 4

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Sections 1 through 7 are not included because they are not applicable.

Item 8.01.  Other Events.

Filing of Computational Materials

In connection with the offering of the Lehman Home Equity Loan Asset-Backed
Notes, Series 2005 (the "Certificates"), Lehman Brothers Inc. (the
"Underwriter") has prepared certain materials (the "Computational Materials")
for distribution to potential investors. Although Lehman ABS Corporation (the
"Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the
Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibit 99.1 are filed on Form SE dated November 18, 2004. The Computational Materials consist of the pages that appear after the Form SE cover sheet.

Item 9.01.  Financial Statements and Exhibits

Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

                          ITEM 601(a) OF REGULATION S-K
EXHIBIT NUMBER            EXHIBIT NO.                    DESCRIPTION
------------------------  -----------------------------  -----------------------

1                         99.1                           Lehman Brothers Inc.
                                                         Computational Materials

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LEHMAN ABS CORPORATION

                                          By:  /s/ Matthew Lewis
                                               ---------------------------------
                                               Name: Matthew Lewis
                                               Title: Senior Vice-President

Dated: November 18, 2004

                                       3

                                  Exhibit Index
                                  -------------

                    Item 601(a) of Regulation   Sequentially Numbered
Exhibit Number      S-K Exhibit No.             Description                        Page
--------------      ---------------             -----------                        ----

1                   99.1                        Lehman Brothers Inc.               Filed Manually
                                                Computational Materials

                                       4